Intangible Assets - Schedule of intangible assets (Detail) - USD ($) $ in Thousands	Jun. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Finite-Lived Intangible Assets, Gross		$ 1,071	$ 994
Less: Accumulated amortization		(320)	(239)
Intangible assets, net	$ 706	751	755
Patents [Member]
Finite-Lived Intangible Assets, Gross		591	547
FCC Licenses [Member]
Finite-Lived Intangible Assets, Gross		$ 480	$ 447